UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 8, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 8, 2020, Success Entertainment Group International Inc. (the “Company,” “we” and “us”) and EMA Financial, LLC, a Delaware limited liability company (the “Holder”) agreed to revise the terms of their Convertible Note Issued on October 31, 2019 through their signed and executed First Amendment to the Convertible Note Issued on October 31, 2019. The First Amendment to the Convertible Issued of $75,000.00, was entered into with EMA Financial, LLC on November 15, 2019 (as amended to date, the “EMA Financial, LLC Note.” The EMA Financial, LLC Note is described in greater detail in the Current Report on 8K filed by the Company with the Securities Exchange Commission on November 20, 2019. The EMA Financial, LLC Note was amended on July 8, 2020 wherein the Holder agrees not to effectuate a conversion under the Note beginning on July 6, 2020 and continuing through July 30, 2020.

The amount owed pursuant to EMA Financial, LLC Note accrues interest at the rate of 5% per annum and is due and payable on July 31, 2020. The EMA Financial, LLC Note contains standard and customary events of default.

The foregoing description of the EMA Financial, LLC Note is note complete and is qualified in its entirety by reference to the full text thereof, as amended, incorporated by reference as Exhibits 10.1 to this Current Report on Form 8-K , which is incorporated by reference to this Item 2.03.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1

EMA Financial, LLC Amended and Restated Promissory Note dated October 31, 2019, entered into by Success Entertainment Group, Inc. and EMA Financial, LLC (filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 20, 2019, and incorporated herein by reference)(File No. 000-56099)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2020	By:	/s/ William Robinson
William Robinson
CEO, Secretary, and Director

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